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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 8, 2002




                            JUPITER ENTERPRISES, INC.
             ------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




            NEVADA                    000-30996                98-0208667
----------------------------         -----------              -------------
(STATE OR OTHER JURISDICTION         (COMMISSION              (IRS EMPLOYER
      OF INCORPORATION)              FILE NUMBER)           IDENTIFICATION NO.)



                 94 RUE DE LAUSANNE, CH1202, GENEVA, SWITZERLAND
               ---------------------------------------------------
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)



     REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: 011-41-22-9000000



         MEZZANINE 2, 601 WEST BROADWAY, VANCOUVER, B.C. V5Z 4C2, CANADA
         --------------------------------------------------------------
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT.)



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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

TERMINATION OF AGREEMENT TO PURCHASE ASSETS OF MINGHE-HAN

On April 8, 2002, the Registrant and Beijing MingHe-Han Science and Technology Co., Ltd. ("MingHe-Han") mutually agreed to terminate the agreement to purchase the assets of MingHe-Han, as was described in the Company's Form 8-K/A filed February 19, 2002. All shares of common stock of the Registrant that were issued to the Shareholders pursuant to the original Reorganization Agreement dated November 28, 2001 (an aggregate of 30 million post-split shares) have been cancelled and returned to treasury of the Registrant. The resignation of the former officer and directors of the Registrant, and the appointment of the current officers and directors of the Registrant, as set forth in the Reorganization Agreement, shall not be affected.

NEW AGREEMENT TO ACQUIRE ASSETS OF MINGHE GROUP

On April 8, 2002, the Registrant and The MingHe Group ("MingHe"), a Chinese corporation which operates a construction business in Mainland China, entered into an Acquisition Agreement wherein the Registrant will acquire the entire construction business of MingHe, in exchange for 30,000,000 shares of common stock of the Registrant, to be issued to Yin Mingshan, the sole shareholder of MingHe and an officer and director of the Registrant. This acquisition will give the Company a significantly larger interest in the Chinese construction business. In addition to numerous other construction interests, MingHe owns 50% of MingHe-Han.

The Registrant has engaged the accounting firm of BDO International, Hong Kong, to audit the books and records of MingHe. The transaction will close following the completion of the audit.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (a) Financial Statements of Business Acquired. Not applicable at this time.

         (b) Pro Forma Financial Information.  Not applicable at this time.

         (c) Exhibits. The following exhibits are furnished in accordance with the provisions of Item 601 of Regulation S-B.


Exhibit No.       Description
-----------       -----------

2.5 Termination Agreement between the Registrant and Beijing MingHe-Han Science and Technology Co., Ltd., dated April 8, 2002 (filed herewith).

2.6 Acquisition Agreement between the Registrant and The MingHe Group dated April 8, 2002 (filed herewith).


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  JUPITER ENTERPRISES, INC.



                                  By: /s/ Michael J.A. Harrop
                                      --------------------------------------
                                      Michael J.A. Harrop, President and
                                      Secretary

Date: April 10, 2002


                                        1

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                                  EXHIBIT INDEX

EXHIBIT
NUMBER            DESCRIPTION
------            -----------
2.5               Termination Agreement between the Registrant and Beijing
                  MingHe-Han Science and Technology Co., Ltd., dated April 8,
                  2002 (filed herewith).

2.6               Acquisition Agreement between the Registrant and The MingHe
                  Group dated April 8, 2002 (filed herewith).